UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2020

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-0555
(Address of principal executive offices)		(Zip Code)

(330) 533-3341

Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	FMNB	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2020, the Board of Directors of Farmers National Banc Corp. (the “Company”) approved an amendment to Article II, Section 3, of the Company’s Amended Code of Regulations (the “Regulations”) to state as follows: “Meetings of shareholders may be held at any place within or without the State of Ohio or, if authorized by the Board of Directors, solely by means of communication equipment as authorized by law” (the “Regulations Amendment”). The Regulations, as amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 16, 2020, the Company held its 2020 Annual Meeting of Shareholders (“2020 Annual Meeting”) for the purposes of: (1) electing (a) three Class I directors to serve for a term of three years to expire at the Annual Meeting of Shareholders to be held in 2023, and (b) one Class III director to serve for a term of two years to expire at the Annual Meeting of Shareholders to be held in 2022; (2) considering and voting upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and (3) considering and voting upon a proposal to ratify the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. As of the close of business on March 6, 2020, the record date for the 2020 Annual Meeting, 28,316,997 common shares were outstanding and entitled to vote. At the Annual Meeting, 23,691,772, or approximately 83.67%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 4,646,633 broker non-votes. The results of the voting at the 2020 Annual Meeting are as follows:

Proposal 1: The Company’s shareholders elected the following nominees for director to serve a three-year term ending at the 2023 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Gregory C. Bestic	17,109,568	1,935,571	4,646,633
Kevin J. Helmick	18,840,187	204,952	4,646,633
Terry A. Moore	17,167,249	1,877,890	4,646,633

The Company’s shareholders elected the following nominee for director to serve a two-year term ending at the 2022 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Edward W. Muransky	18,818,863	226,276	4,646,633

Proposal 2: The Company’s shareholders approved an advisory vote on the 2019 compensation paid to the Company’s named executive officers, with 92.87% of shares voted being cast in favor of the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,686,537	723,767	634,835	4,646,633

Proposal 3: The Company’s shareholders ratified the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,337,564	227,819	126,389	0

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

3.1	Amended Code of Regulations of Farmers National Banc Corp. (Effective as of April 16, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: April 17, 2020